UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: June 30, 2010
(Date of earliest event reported)

AMERALIA, INC.
(Exact name of registrant as specified in its charter)

000-15474
(Commission File Number)

Utah	87-0403973
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3200 County Road 31, Rifle, Colorado 81650
(Address of principal executive offices, including zip code)

(720) 876-2373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry in a Material Definitive Agreement

Exchange Agreement and Plan of Reorganization

On June 30, 2010, the Registrant and Sentient USA Resources Fund, L.P., a Delaware limited partnership (“Sentient”), entered into an Exchange Agreement and Plan of Reorganization (the “Exchange Agreement”) pursuant to which Natural Soda Holdings, Inc., a Colorado corporation (“NSHI”), became a wholly-owned subsidiary of the Registrant.

Prior to entering into the Exchange Agreement, Sentient owned 820,000 shares of common stock of NSHI, constituting 82% of NSHI’s issued and outstanding common stock and the Registrant owned 180,000 shares of common stock of NSHI, constituting 18% of NSHI’s issued and outstanding common stock.  Sentient also owned 47,954,495 shares of common stock of the Registrant, constituting approximately 72% of the Registrant’s issued and outstanding common stock plus a limited right to acquire up to 5,500,000 additional shares of common stock of the Registrant.

Pursuant to the Exchange Agreement, the Registrant issued 286,119,886 shares of its common stock to Sentient in exchange for the 820,000 shares of common stock of NSHI held by Sentient (the “Exchange”).  Following the Exchange, the Registrant owns 100% of the issued and outstanding common stock of NSHI and Sentient owns approximately 94.8% of the Registrant’s issued and outstanding common stock.

The foregoing description of the Exchange Agreement is qualified in its entirety by the full text of the Exchange Agreement, a copy of which is filed as Exhibit 10.56 to this Current Report on Form 8-K and which is hereby incorporated by reference into this Item 1.01.

NSHI, the Registrant’s wholly-owned subsidiary, holds 100% of the issued and outstanding common stock of Natural Soda, Inc., a Colorado corporation (“NSI”).  NSI owns various water rights in the Piceance Creek Basin in northwest Colorado, a part of the Colorado River drainage system.  NSI also owns the largest Bureau of Land Management leases in the Piceance Creek Basin which contains the largest known deposits of nahcolite, naturally occurring sodium bicarbonate, in the world.  For more information regarding NSI, see the Registrant’s Annual Report on Form 10-K for its fiscal year ended June 30, 2009, filed with the Securities and Exchange Commission  (the “SEC”) on October 13, 2009.

As a result of the Exchange, the Registrant believes that it will no longer be required to register as an investment company under the Investment Company Act of 1940, as amended.  As a condition subsequent under the Exchange Agreement, the Registrant is required to seek a no-action letter from the SEC. If the Registrant does not receive a no-action letter from the SEC, Sentient may rescind the Exchange Agreement.

License Agreement

On June 30, 2010, the Registrant’s wholly-owned subsidiary NSHI and NSHI’s wholly-owned subsidiary NSI entered into a License Agreement with Peter Cassidy, an officer and director of Sentient (the “License Agreement”), pursuant to which Mr. Cassidy licensed patented technology relating to oil shale processing (the “Licensed Technology”) to NSHI and NSI for the lump sum of $100, solely for research and development purposes.  The License Agreement specifically prohibits the use of the Licensed Technology by NSHI or NSI for any income generating activities or any activities intended to produce commercial quantities of oil shale products (the “Prohibited Activities”).  If at any time NSHI or NSI desire to engage in the Prohibited Activities, Mr. Cassidy agreed to negotiate in good faith in respect of a royalty and license agreement of the Licensed Technology to enable NSHI and NSI to engage in the Prohibited Activities.   If Mr. Cassidy determines to license the Licensed Technology to an independent third party, Mr. Cassidy agreed to provide NSHI and NSI with a right of first offer to license the Licensed Technology.

During the term of the License Agreement, NSHI and NSI have agreed to pay for a research program related to the Licensed Technology.

The foregoing description of the License Agreement is qualified in its entirety by the full text of the License Agreement, a copy of which is filed as Exhibit 10.57 to this Current Report on Form 8-K and which is hereby incorporated by reference into this Item 1.01.

Reimbursement Agreement

On June 29, 2010, NSHI entered into a Cost Reimbursement Agreement (the “Reimbursement Agreement”) with The Sentient Group (“TSG”), an affiliate of Sentient.  Pursuant to the Reimbursement Agreement, NSHI agreed to reimburse TSG and Sentient for services provided by TSG and Sentient to NSHI or NSI and for the cost of goods and services provided by third parties to or for the benefit of NSHI or NSI but billed to TSG or Sentient.

The foregoing description of the Reimbursement Agreement is qualified in its entirety by the full text of the Reimbursement Agreement, a copy of which is filed as Exhibit 10.58 to this Current Report on Form 8-K and which is hereby incorporated by reference into this Item 1.01.

Consulting Agreement

On November 21, 2009, NSHI entered into a Consulting Agreement (the “Consulting Agreement”) with Toveloa Pty Limited, an Australian company controlled by Alan You Lee, an affiliate of Sentient, pursuant to which Toveloa Pty Limited agreed to provide certain consulting services to NSHI.  At a meeting of its board of directors on June 28, 2010, the Board of Directors and shareholders of NSHI ratified and approved the Consulting Agreement.

The foregoing description of the Consulting Agreement is qualified in its entirety by the full text of the Consulting Agreement, a copy of which is filed as Exhibit 10.59 to this Current Report on Form 8-K and which is hereby incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement

As a condition precedent to the performance of Sentient’s obligations under the Exchange Agreement, the Registrant and Sentient entered into a Termination Agreement, dated June 30, 2010 (the “Termination Agreement”), pursuant to which the Shareholders Agreement by and among the Registrant, NSHI, and Sentient, dated October 31, 2008 (the “Shareholders Agreement”), was terminated.

The Shareholders Agreement contained provisions restricting the transfer of shares of NSHI’s common stock by the Registrant and Sentient, a right of first refusal on sales to third parties of the shares of NSHI’s common stock held by the Registrant, drag along rights benefiting Sentient, and tag along rights benefiting the Registrant.  The foregoing description of the Shareholders Agreement is qualified in its entirety by the full text of the Shareholders Agreement, a copy of which is filed as Exhibit 10.55 to the Registrant’s Current Report on Form 8-K filed with the SEC on November 7, 2008 and which is hereby incorporated by reference into this Item 1.02.

Item 2.01 Completion of Acquisition or Disposition of Assets

As discussed under Item 1.01 above, which information is hereby incorporated by reference into this Item 2.01, pursuant to the Exchange, NSHI became a wholly-owned subsidiary of the Registrant. Consequently the Registrant now controls the assets and operations of NSI, a wholly-owned subsidiary of NSHI.

Item 3.02 Unregistered Sale of Equity Securities

Pursuant to the Exchange Agreement, discussed under Item 1.01 above, which information is hereby incorporated by reference into this Item 3.02, the Registrant issued 286,119,886 shares of its common stock to Sentient in exchange for the 820,000 shares of common stock of NSHI held by Sentient.  The shares of common stock issued by the Registrant to Sentient under the Exchange Agreement were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Section 4(2) of the Securities Act and the rules and regulations promulgated thereunder.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On June 30, 2010, the Registrant filed Amended and Restated Articles of Incorporation with the Secretary of State for the State of Utah to increase the authorized capital of the Registrant from 100,000,000 shares of common stock to 700,000,000 shares of common stock.  The foregoing description of the Registrant’s Amended and Restated Articles of Incorporation is qualified in its entirety by the full text of the Registrant’s Amended and Restated Articles of Incorporation, a copy of which is filed as Exhibit 3.3 to this Current Report on Form 8-K and which is hereby incorporated by reference into this Item 5.03.

As previously disclosed in the Registrant’s Current Report on Form 8-K filed with the SEC on June 25, 2010, the amendment to the Registrant’s Articles of Incorporation was approved by the Registrant’s stockholders at the Registrant’s Annual Meeting held on June 21, 2010.  The amendment to the Registrant’s Articles of Incorporation is described in more detail in the Registrant’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on May 21, 2010, which information is hereby incorporated by reference into this Item 5.03.

Item 9.01  Financial Statements and Exhibits.

a.	Financial Statements of Businesses Acquired

As permitted by Item 9.01(a)(4) of Form 8-K, the Registrant will file the financial statements required by Item 9.01 (a)(1) of Form 8-K pursuant to an amendment of this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date on which a Form 8-K reporting the closing of the acquisition of NSHI was due.

b.	Pro Forma Financial Information

As permitted by Item 9.01(b)(2) of Form 8-K, the Registrant will file the pro forma financial information required by Item 9.01 (b)(1) of Form 8-K pursuant to an amendment of this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date on which a Form 8-K reporting the closing of the acquisition of NSHI was due.

d.	Exhibits

Exhibit No.	Description
3.3	Amended and Restated Articles of Incorporation, effective June 30, 2010
10.57	Exchange Agreement and Plan of Reorganization, dated June 30, 2010
10.58	License Agreement, dated June 30, 2010, including Amendment Number 1 to License Agreement.
10.59	Reimbursement Agreement, dated June 29, 2010
10.60	Consulting Agreement, dated November 1, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERALIA, INC.
(Registrant)
Date: July 7, 2010

	By:	/s/ Robert van Mourik
	Name:	Robert van Mourik
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.3	Amended and Restated Articles of Incorporation, effective June 30, 2010
10.57	Exchange Agreement and Plan of Reorganization, dated June 30, 2010
10.58	License Agreement, dated June 30, 2010, including Amendment Number 1 to License Agreement
10.59	Reimbursement Agreement, dated June 29, 2010
10.60	Consulting Agreement, dated November 1, 2009